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                                     RULE 497(e)
                                     033-61122, 033-02460, 033-74092, 333-40309,
                                     333-00373, 333-90737,333-53836

                    JEFFERSON NATIONAL LIFE INSURANCE COMPANY

                    JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT C
                    JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT E
                    JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT F
                    JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT G
                    JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT H
                    JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT I

                       SUPPLEMENT DATED DECEMBER 15, 2003
                                       TO
                          PROSPECTUS DATED MAY 1, 2003


     Effective December 15, 2003, the subaccounts investing in the Van Eck Worldwide Ultra Short-Term Income Fund, an investment option under your Jefferson National variable annuity contract ("Contract"), will be closed to new monies. Jefferson National Life Insurance Company ("Jefferson National") has learned that the Board of Trustees of the Van Eck Worldwide Insurance Trust intends to liquidate the Van Eck Worldwide Ultra Short-Term Income Fund ("Ultra Short-Term Fund") in December 2003.

     Beginning immediately, the subaccounts investing in the Ultra Short-Term Fund will no longer accept new premiums, transfers from other subaccounts or the fixed account, including dollar cost averaging transfers, automatic portfolio rebalancing, and asset allocations. Monies already allocated to the subaccounts investing in the Ultra Short-Term Fund will remain in those subaccounts until Jefferson National receives contrary instructions from the owner ("you").

     In addition, the Ultra Short-Term Fund will be deleted, wherever listed, from any instructions you have given us regarding your premium allocation, dollar cost averaging, automatic rebalancing, or systematic withdrawals, and we will reassign the percentages previously assigned to the Ultra Short-Term Fund on a pro-rata basis among the remaining portfolios listed in your instructions. If you want us to treat your allocations differently, please call the Administrative Office at 866-667-0561.

     On or about December 19, 2003 (the "Substitution Date"), Jefferson National will purchase shares of the 40/86 Money Market Portfolio ("Money Market Portfolio") with the proceeds it receives from the liquidation of the Ultra Short-Term Fund.

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     The investment objective and policies of the Money Market Portfolio are summarized below. Contract owners and prospective purchasers should carefully read the portfolio's prospectus.

          The Money Market Portfolio seeks current income consistent with stability of capital and liquidity. The portfolio may invest in U.S. government securities, bank obligations, commercial paper obligations, short-term corporate debt securities and municipal obligations.

     From the date of this Supplement to the Substitution Date, each Contract owner is permitted to make one transfer of all amounts in each subaccount invested in the Ultra Short-Term Income Fund to one, or several, of the other subaccounts available in your Contract. This transfer will not count as a transfer for purposes of assessing a transfer fee or limiting the numbers of transfers permitted under your Contract. Also, Jefferson National will not exercise any rights reserved under your Contract to impose additional restrictions on transfers until at least 30 days after the Substitution Date. You will be sent a confirmation statement of any voluntary transfer.

     If you have not transferred out of the Ultra Short-Term Income Fund by the Substitution Date, Jefferson National will automatically invest any monies Jefferson National receives upon the liquidation of the Ultra Short-Term Income Fund into the subaccount investing in the Money Market Portfolio.

     After the Substitution Date, if you have not voluntarily transferred out of the Ultra Short-Term Fund, you will be sent a written confirmation statement and notice informing you that the substitution into the Money Market Portfolio has been carried out. You are not required to transfer monies out of the Money Market Portfolio. However, if you choose to make a transfer, you will have 30 days from the Substitution Date to transfer all monies that were automatically transferred into the Money Market Portfolio, into one, or several, of the other portfolios available in your Contract without that transfer counting as a "free" transfer as defined in your Contract. Also, during those 30 days, Jefferson National will not exercise any rights reserved under your Contract to impose additional transfer restrictions.

PLEASE USE THIS SUPPLEMENT WITH THE MAY 1, 2003 PROSPECTUS. READ THIS SUPPLEMENT AND YOUR PROSPECTUS CAREFULLY AND KEEP BOTH DOCUMENTS TOGETHER FOR FUTURE REFERENCE.